SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported):  December 18, 1998
                                                       (December 7, 1998)


                          TOWER REALTY TRUST, INC.
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           (Exact name of registrant as specified in its charter)



      Maryland                   I-13375                     13-3938558
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  (State or other        (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                        Identification No.)
  incorporation)

  292 Madison Avenue
  3rd Floor
  New York, New York                                                10017
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  (Address of principal executive offices)                        (Zip Code)


                               (212) 448-1864
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)




 Item 5.   Other Events.

           On December 8, 1998, Tower Realty Trust, Inc., a Maryland corporation (the "Company"), Metropolitan Partners LLC, a Delaware limited liability company ("Buyer"), Reckson Associates Realty Corp., a Maryland corporation ("Reckson"), and Reckson Operating Partnership, L.P., a Delaware limited partnership ("Reckson OP"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference, providing for the merger of the Company with and into Buyer (the "Merger"). Pursuant to the Merger Agreement and upon the terms and subject to the conditions and limitations therein, each issued and outstanding share of common stock, par value $.01 per share, of the Company (the "Company Common Stock") shall at the time the Merger becomes effective be converted into (A) at the election of the holders thereof either (x) either (1) .5725 of a share of class B exchangeable common stock, par value $.01 per share, of Reckson, having substantially the terms and designations set forth in the form of articles supplementary attached as an exhibit to the Merger Agreement (the "Reckson Class B Stock") and $7.2565 principal amount of 7% senior unsecured notes due 2009 of Reckson OP (the "Notes"), guaranteed by Reckson issued under and governed by an indenture substantially in the form attached as an exhibit to the Merger Agreement (the "Indenture"), if the Share Issuance Approval (as defined hereafter) is not obtained, or (2) .8364 of a share of Reckson Class B Stock if the Share Issuance Approval is obtained or (y) the right to receive $23 in cash payable to the holder thereof, without interest, in each case subject to the proration provisions set forth in the Merger Agreement and (B) if the Share Issuance Approval has not been obtained and there has occurred an Adverse Recommendation Event (as defined hereafter), in addition to the consideration set forth in (x)(1) or (y) above, an additional $.8046 principal amount of Notes. As used herein, the "Share Issuance Approval" is defined as the approval by a majority of votes cast at the special meeting of the stockholders of Reckson to approve the issuance of only Reckson Class B Stock as the non-cash portion of the merger consideration (the "Share Issuance"); provided that the total votes cast on the Share Issuance represents over 50% in interest of all securities of Reckson entitled to vote on the Share Issuance. As used herein, an "Adverse Recommendation Event" shall be deemed to have occurred if the Board of Directors of Reckson withdraws or amends or modifies in any material respect (or publicly announces an intention to withdraw or amend or modify in any material respect) its approval or recommendation of the Share Issuance.

           In connection with the Merger, the Company, Reckson, Buyer and Crescent Real Estate Equities Company ("Crescent") delivered to each other certain releases (the "Releases") of certain claims, including the pending litigation entitled Tower Realty Trust, Inc. v. Reckson Associates Realty Corp., et al., Index No. 6053181/98, Supreme Court of the State of New York in the County of New York. Copies of the Releases are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, and are incorporated herein by reference.

           In connection with the Merger, the Company and Buyer entered into a Stock Purchase Agreement dated as of December 8, 1998 and attached hereto as Exhibit 10.8 and incorporated herein by reference (the "Stock Purchase Agreement"), providing for the purchase by Buyer of 2,169,197 shares of series A convertible preferred stock, par value $.01 per share (liquidation preference $18.44 per share), of the Company ("Series A Preferred Stock") with the terms and designations set forth in the Articles Supplementary of the Company attached hereto as Exhibit 10.9 and incorporated herein by reference (the "Company Articles Supplementary"). In connection with the Stock Purchase Agreement and sale of the Series A Preferred Stock to Buyer, the Company and Buyer entered into a Registration Rights Agreement, dated as of December 8, 1998 and attached hereto as Exhibit 10.10 and incorporated herein by reference (the "Registration Rights Agreement"), providing Buyer with certain registration rights with respect to the shares of Series A Preferred Stock purchased from the Company and the shares of Company Common Stock issuable upon conversion of the Series A Preferred Stock.

           The closing of the Merger is subject to certain customary conditions, including the approval of the Merger by the stockholders of the Company, and is expected to close during the first half of 1999.

           On December 7, 1998, the Company issued a press release and on December 8, 1998, the Company, Reckson and Crescent issued a joint press release (the "Press Releases") relating to the Merger, copies of which are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

           This Current Report on Form 8-K and the Press Releases contain "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are qualified by cautionary statements contained herein, including the fact that the Merger is subject to certain conditions and therefore may not close when anticipated or at all, and in the Company's filings with the Securities and Exchange Commission.

 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit 10.1   -    Agreement and Plan of Merger, dated as of
                               December 8, 1998, by and among Tower Realty
                               Trust, Inc., Reckson Associates Realty Corp.,
                               Reckson Operating Partnership, L.P. and
                               Metropolitan Partners LLC (including
                               exhibits).

           Exhibit 10.2   -    Release from Reckson Associates Realty Corp.
                               to Tower Realty Trust, Inc. dated as of
                               December 8, 1998.

           Exhibit 10.3   -    Release from Tower Realty Trust, Inc. to
                               Reckson Associates Realty Corp. dated as of
                               December 8, 1998.

           Exhibit 10.4   -    Release from Crescent Real Estate Equities
                               Company to Tower Realty Trust, Inc. dated as of
                               December 8, 1998.

           Exhibit 10.5   -    Release from Tower Realty Trust, Inc. to
                               Crescent Real Estate Equities Company dated as of December 8, 1998.

           Exhibit 10.6   -    Release from Metropolitan Partners LLC to
                               Tower Realty Trust, Inc. dated as of
                               December 8, 1998.

           Exhibit 10.7   -    Release from Tower Realty Trust, Inc. to
                               Metropolitan Partners LLC dated as of December
                               8, 1998.

           Exhibit 10.8   -    Stock Purchase Agreement, dated as of
                               December 8, 1998, by and between Tower Realty
                               Trust, Inc. and Metropolitan Partners LLC.

           Exhibit 10.9   -    Articles Supplementary of Tower Realty Trust,
                               Inc., dated as of December 8, 1998.

           Exhibit 10.10  -    Registration Rights Agreement, dated as of
                               December 8, 1998, by and between Tower Realty
                               Trust, Inc. and Metropolitan Partners LLC.

           Exhibit 99.1   -    Press Release of Tower Realty Trust, Inc.,
                               dated December 7, 1998.

           Exhibit 99.2   -    Joint Press Release of Tower Realty Trust,
                               Inc., Reckson Associates Realty Corp. and
                               Crescent Real Estate Equities Company, dated
                               December 8, 1998.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Tower Realty Trust, Inc.


                                   By:  /s/ Lester S. Garfinkel
                                      -------------------------------
                                      Chief Financial Officer and
                                      Executive Vice President for
                                      Finance & Administration


 Dated:  December 18, 1998



                                 EXHIBIT INDEX

           Exhibit No.         Description
           -----------         -----------

           Exhibit 10.1   -    Agreement and Plan of Merger, dated as of
                               December 8, 1998, by and among Tower Realty
                               Trust, Inc., Reckson Associates Realty Corp.,
                               Reckson Operating Partnership, L.P. and
                               Metropolitan Partners LLC (including
                               exhibits).

           Exhibit 10.2   -    Release from Reckson Associates Realty Corp.
                               to Tower Realty Trust, Inc. dated as of
                               December 8, 1998.

           Exhibit 10.3   -    Release from Tower Realty Trust, Inc. to
                               Reckson Associates Realty Corp. dated as of
                               December 8, 1998.

           Exhibit 10.4   -    Release from Crescent Real Estate Equities
                               Company to Tower Realty Trust, Inc. dated as of
                               December 8, 1998.

           Exhibit 10.5   -    Release from Tower Realty Trust, Inc. to
                               Crescent Real Estate Equities Company dated as of December 8, 1998.

           Exhibit 10.6   -    Release from Metropolitan Partners LLC to
                               Tower Realty Trust, Inc. dated as of
                               December 8, 1998.

           Exhibit 10.7   -    Release from Tower Realty Trust, Inc. to
                               Metropolitan Partners LLC dated as of December
                               8, 1998.

           Exhibit 10.8   -    Stock Purchase Agreement, dated as of
                               December 8, 1998, by and between Tower Realty
                               Trust, Inc. and Metropolitan Partners LLC.

           Exhibit 10.9   -    Articles Supplementary of Tower Realty Trust,
                               Inc., dated as of December 8, 1998.

           Exhibit 10.10  -    Registration Rights Agreement, dated as of
                               December 8, 1998, by and between Tower Realty
                               Trust, Inc. and Metropolitan Partners LLC.

           Exhibit 99.1   -    Press Release of Tower Realty Trust, Inc.,
                               dated December 7, 1998.

           Exhibit 99.2   -    Joint Press Release of Tower Realty Trust,
                               Inc., Reckson Associates Realty Corp. and
                               Crescent Real Estate Equities Company, dated
                               December 8, 1998.